UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

             -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006


                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                  0-32829                               88-0470235
          (Commission File Number)           (IRS Employer Identification No.)

      1802 N. CARSON ST., NO. 212-2705,
             CARSON CITY, NEVADA                          89701
        (principal executive offices)                  (Zip Code)


                                 (775) 887-0670
              (Registrant's telephone number, including area code)



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2006, we entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") for the sale of (i) $1,350,000 in 6% Callable Secured Convertible Notes (the "Notes"); and (ii) stock purchase warrants (the "Warrants") to buy 36,000,000 shares of our common stock. In connection with this Stock Purchase Agreement, on March 23, 2006, our company and the Investors also entered into a Registration Rights Agreement, an Intellectual Property Security Agreement, a Security Agreement and a Securities Purchase Agreement. The Notes and Warrants were also issued by us to the Investors on March 23, 2006.

The Notes bear interest at the rate of 6%, except for any amounts that we fail to pay when due, which such amounts bear interest at the rate of 15% per annum. The Notes mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a variable conversion price, basedon market trading prices for our common stock during the 20 trading days before, but not including, the conversion date.

We may prepay a portion of the outstanding principal amount of the Notes pursuant to Article 5.1 of the Notes. The full principal amount of the Note are due upon default under the terms of the Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property, as well as registration rights.

The Warrants are exercisable for a period of seven (7) years from the date of issuance at an exercise price of $0.13 per share. In addition, the exercise price of the Warrants will be adjusted in the event we issue common stock at a price below market value.

Under the terms of the Agreement, we are obligated on $1,350,000 in the face amount of the Notes. The Notes are a debt obligation arising other than in the ordinary course of business and constitute a direct financial obligation of our Company.

The Notes are secured by all of our assets pursuant to the Intellectual Property Security Agreement and a Security Agreement.

The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 of Regulation promulgated under the Securities Act of 1933, as amended. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures in Item 1.01 above are hereby incorporated into this Item 2.03.


Item 3.02    Unregistered Sales of Equity Securities

The disclosures in Item 1.01 above are hereby incorporated into this Item 3.02.


Item 9.01    Financial Statements and Exhibits

Exhibit No.  Description
------------------------

10.1         Securities Purchase Agreement dated March 23, 2006

10.2         Form of Stock Purchase Warrant

10.3         Registration Rights Agreement

10.4         Intellectual Property Security Agreement

10.5         Security Agreement

10.6         Form of Secured Convertible Note


                          SIGNATURES
                          ----------
Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Date: March 27, 2006.               PALOMAR ENTERPRISES, INC.

                                        By /s/ Steve Bonenberger
                                          --------------------------------------
                                          Steve Bonenberger, President


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